                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 SCHEDULE 13E-3

                                (AMENDMENT NO. 1)

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                     BT OFFICE PRODUCTS INTERNATIONAL, INC.
                              (Name of the Issuer)

                                   BUHRMANN NV
                       (formerly NV Koninklijke KNP BT)
                           BUHRMANN INTERNATIONAL B.V.
                     (formerly KNP BT International B.V.)
                            BT OPI ACQUISITION CORP.
                      (Name of Person(s) Filing Statement)

COMMON STOCK, PAR VALUE $.01 PER SHARE                         055816-10-2
    (Title of Class of Securities)         (CUSIP Number of Class of Securities)

                           CHRISTINE M. PALLARES, ESQ.
                       WINTHROP, STIMSON, PUTNAM & ROBERTS
                             ONE BATTERY PARK PLAZA
                            NEW YORK, NEW YORK 10004
                                 (212) 858-1000
   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                ----------------

This statement is filed in connection with (check the appropriate box):

   a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

   b. [ ]The filing of a registration statement under the Securities Act of 1933.

   c.  [  ]A tender offer.

   d.  [  ]None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [x]

                            CALCULATION OF FILING FEE
 ---------------------------------------------------------------------------
  TRANSACTION VALUATION(1)             AMOUNT OF FILING FEE(2)
 ---------------------------------------------------------------------------
        $138,476,250                           $27,696
 ---------------------------------------------------------------------------

[x] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(a)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

Amount previously paid:      $27,696           Filing Parties: BT Office Products International, Inc.
Form or registration No.:    Schedule 14A      Date filed:     June 17, 1998

----------

(1) For purposes of calculating the filing fee only. This calculation assumes the purchase of 10,071,000 shares of Common Stock, par value $.01 per share, of BT Office Products International, Inc. at $13.75 per share in cash.

(2) Pursuant to Rule 0-11(c), the filing fee was determined at 1/50 of 1% of the aggregate cash consideration.

                              CROSS REFERENCE SHEET

This Amendment No. 1 to the Rule 13E-3 Transaction Statement relates to the proposed merger of BT OPI Acquisition Corp., a Delaware corporation (the "Purchaser"), with and into BT Office Products International, Inc., a Delaware corporation (the "Company"). The Purchaser is a wholly-owned subsidiary of Buhrmann NV (formerly NV Koninklijke KNP BT), a Netherlands corporation ("Parent"), and Buhrmann International B.V. (formerly KNP BT International B.V.), a Netherlands corporation and wholly-owned subsidiary of Parent ("International"). Parent and International together own approximately 70% of the outstanding common stock, par value $.01 per share, of the Company.

                Item in Schedule 13E-3                      Caption in Proxy Statement
                ----------------------                      --------------------------

Item 1(a)...........................................    INTRODUCTION, SUMMARY

Item 1(b)...........................................    INTRODUCTION, SPECIAL MEETING  -- Record Date; Stock
                                                        Entitled to Vote; Quorum

Item 1(c)-(d).......................................    MARKET PRICE AND DIVIDEND INFORMATION

Item 1(e)...........................................    MARKET PRICE AND DIVIDEND INFORMATION, SPECIAL FACTORS  --
                                                        Background of the Merger,  -- Security Ownership of Certain
                                                        Beneficial Owners and Management

Item (f)............................................    Included herein

Item 2(a)-(d); (g)..................................    SUMMARY  -- Parent, International and the Purchaser

Item 2(e)-(f).......................................    Included herein

Item 3(a)(1)........................................    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, SPECIAL
                                                        FACTORS - Background of the Merger

Item 3(a)(2), (b)...................................    SPECIAL FACTORS  -- Background of the Merger,  - Opinion of
                                                        Financial Advisor, THE MERGER AGREEMENT

Item 4(a)-(b).......................................    INTRODUCTION, SUMMARY, SPECIAL FACTORS - Interests of
                                                        Certain Persons in the Merger, FINANCING THE MERGER, THE
                                                        MERGER AGREEMENT

Item 5(a)-(g).......................................    SPECIAL FACTORS - Background of the Merger,  -- Certain
                                                        Consequences of the Merger,  -- Plans for the Company After
                                                        the Merger, MARKET PRICE AND DIVIDEND INFORMATION

Item 6(a)...........................................    FINANCING THE MERGER


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

                Item in Schedule 13E-3                      Caption in Proxy Statement
                ----------------------                      --------------------------

Item 6(b)...........................................    FEES AND EXPENSES

Item 6(c)-(d).......................................    Included herein

Item 7(a)-(c).......................................    SPECIAL FACTORS -- Determinations of the Independent
                                                        Committee and the Board; Fairness of the Merger,  --
                                                        Purpose and Structure of the Merger,  -- Certain
                                                        Consequences of the Merger,  -- Plans for the Company after the Merger

Item 7(d)...........................................    SPECIAL FACTORS -- Interests of Certain Persons in the
                                                        Merger,  -- Certain Consequences of the Merger,   -- Plans
                                                        for the Company after the Merger,  -- Accounting
                                                        Treatment,  -- Certain Federal Income Tax Consequences to
                                                        Stockholders, APPRAISAL RIGHTS

Item 8(a)-(e).......................................    INTRODUCTION, SPECIAL FACTORS -- Background of the Merger,
                                                        -- Determinations of the Independent Committee and the
                                                        Board; Fairness of the Merger,  -- Opinion of Financial
                                                        Advisor,  -- Position of Parent, International and the
                                                        Purchaser, Annex II to the Proxy Statement

Item 8(f)...........................................    Included herein

Item 9(a)-(c).......................................    INTRODUCTION, SPECIAL FACTORS  -- Background of the
                                                        Merger,  -- Determinations of the Independent Committee and
                                                        the Board; Fairness in the Merger,  -- Opinion of Financial
                                                        Advisor, Annex II to the Proxy Statement

Item 10(a)..........................................    SPECIAL FACTORS - Interests of Certain Persons in the
                                                        Merger, -- Security Ownership of Certain Beneficial Owners
                                                        and Management

Item 10(b)..........................................    Included herein

Item 11.............................................    INTRODUCTION, SPECIAL FACTORS -- Interests of Certain
                                                        Persons in the Merger, THE MERGER AGREEMENT, CERTAIN
                                                        RELATIONSHIPS AND RELATED TRANSACTIONS

Item 12(a)-(b)......................................    INTRODUCTION, SUMMARY, SPECIAL FACTORS - Background of the
                                                        Merger, -- Determinations of the Independent
                                                        Committee and the Board; Fairness of the
                                                        Merger, -- Position of Parent, International
                                                        and the Purchaser

                Item in Schedule 13E-3                      Caption in Proxy Statement
                ----------------------                      --------------------------

Item 13(a)..........................................    APPRAISAL RIGHTS, THE MERGER AGREEMENT - The Merger,  Annex
                                                        III to the Proxy Statement

Item 13(b)-(c)......................................    Included herein

Item 14(a)..........................................    SELECTED FINANCIAL DATA

Item 14(b)..........................................    Included herein

Item 15(a)..........................................    SUMMARY, THE SPECIAL MEETING, THE MERGER - Purpose and
                                                        Structure of the Merger,  -- Plans for the Company after
                                                        the Merger, FINANCING THE MERGER, FEES AND EXPENSES

Item 15(b)..........................................    Included herein

Item 16.............................................    Additional information concerning the Rule 13e-3
                                                        transaction is set forth in the Proxy Statement and the
                                                        Annexes thereto, a copy of which is attached hereto as
                                                        Exhibit (d)(1)

Item 17.............................................    Separately included herewith




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
        ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

                  (a) The information set forth in the Proxy Statement under "INTRODUCTION" and "SUMMARY" is incorporated herein by reference.

                  (b) The information set forth in the Proxy Statement under "INTRODUCTION" and under "SPECIAL MEETING -- Record Date; Stock Entitled to Vote; Quorum" is incorporated herein by reference.

                  (c)-(d) The information set forth in the Proxy Statement under "MARKET PRICE AND DIVIDEND INFORMATION" is incorporated herein by reference.

                  (e) The information set forth in the Proxy Statement under "MARKET PRICE AND DIVIDEND INFORMATION" and under "SPECIAL FACTORS -- Background of the Merger" and " -- Security Ownership of Certain Beneficial Owners and Management" is incorporated herein by reference.

                  (f) This item is not applicable as no shares of Common Stock have been purchased by the filing parties during the period specified.

                  ITEM 2. IDENTITY AND BACKGROUND.

                  (a)-(d); (g) This Statement is being filed jointly by the Company (which is the issuer of the class of equity securities that in the subject of the Rule 13e-3 transaction) Parent, International and the Purchaser. The information set forth under "SUMMARY -- Parent, International and the Purchaser," " CERTAIN INFORMATION CONCERNING THE COMPANY "and" CERTAIN INFORMATION CONCERNING PARENT, INTERNATIONAL AND THE PURCHASER" is incorporated herein by reference.

                   (e)-(f) During the last five years, none of Parent, the Company, International or the Purchaser, nor, to the best of their knowledge, any of their directors and executive officers, (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or
(ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

                  ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

                  (a)(1) The information set forth in the Proxy Statement under "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" and "SPECIAL FACTORS - Background of the Merger" is incorporated herein by reference.

                  (a)(2), (b) The information set forth under "SPECIAL FACTORS -- Background of the Merger," " - Opinion of Financial Advisor" and "THE MERGER AGREEMENT" is incorporated herein by reference.

                  ITEM 4. TERMS OF THE TRANSACTION.

                  (a) - (b) The information set forth in the Proxy Statement under "INTRODUCTION" "SUMMARY," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "FINANCING THE MERGER" and "THE MERGER AGREEMENT" is incorporated herein by reference.


                  ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

                  (a)-(g) The information set forth in the Proxy Statement under "SPECIAL FACTORS Background of the Merger," " -- Certain Consequences of the Merger," " -- Plans for the Company After the Merger" and "MARKET PRICE AND DIVIDEND INFORMATION" is incorporated herein by reference.

                  ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

                  (a) The information set forth in the Proxy Statement under "FINANCING THE MERGER" is incorporated herein by reference.

                  (b) The information set forth in the Proxy Statement under "FEES AND EXPENSES" is incorporated herein by reference.

                  (c)-(d) These items are not applicable as no funds are being borrowed in connection with the Merger.


                  ITEM 7. PURPOSE(s), ALTERNATIVES, REASONS AND EFFECTS.

                  (a)-(c) The information set forth in the Proxy Statement under "SPECIAL FACTORS -- Background of the Merger," " -- Determinations of the Independent Committee and the Board; Fairness of the Merger," " -- Purpose and Structure of the Merger "and" -- Certain Consequences of the Merger," " -- Plans for the Company after the Merger" is incorporated herein by reference.

                  (d) The information set forth in the Proxy Statement under "SPECIAL FACTORS -Interests of Certain Persons in the Merger," " -- Certain Consequences of the Merger," " -- Plans for the Company after the Merger," " -- Accounting Treatment," " -- Certain Federal Income Tax Consequences to Stockholders" and "APPRAISAL RIGHTS" is incorporated herein by reference.


                  ITEM 8. FAIRNESS OF THE TRANSACTION.

                  (a)-(e) The information set forth in the Proxy Statement under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Merger," " -- Determinations of the Independent Committee and the Board; Fairness of the Merger," " -- Opinion of Financial Advisor" and " -- Position of Parent International and the Purchaser" and Annex II to the Proxy Statement is incorporated herein by reference.

                  (f) This item is not applicable as no firm offers were received.

                  ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN
NEGOTIATIONS.

                  (a)-(c) The information set forth in the Proxy Statement under "INTRODUCTION," "SPECIAL FACTORS -- Background of the Merger," " -- Determinations of the Independent Committee and the Board; Fairness in the Merger" and " -- Opinion of Financial Advisor" and Annex II to the Proxy Statement is incorporated herein by reference.


                  ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

                  (a) The information set forth in the Proxy Statement under "SPECIAL FACTORS - Interests of Certain Persons in the Merger" and "-- Security Ownership of Certain Beneficial Owners and Management" is incorporated herein by reference.

                  (b) This item is not applicable as no transactions occurred.


                  ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH
                           RESPECT TO THE ISSUER'S SECURITIES.

                  The information set forth in the Proxy Statement under "INTRODUCTION," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER AGREEMENT," and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" is incorporated herein by reference.


                  ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN
                           PERSONS WITH REGARD TO THE TRANSACTION.

                  (a) - (b) The information set forth in the Proxy Statement under "INTRODUCTION," "SUMMARY," "SPECIAL FACTORS - Background of the Merger," " -- Determinations of the Independent Committee and the Board; Fairness of the Merger" and " -- Position of Parent, International and the Purchaser" is incorporated herein by reference.

                  ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

                  (a) The information set forth in the Proxy Statement under "APPRAISAL RIGHTS" and "THE MERGER AGREEMENT - The Merger" and Annex III to the Proxy Statement is incorporated herein by reference.

                  (b)-(c) These items are not applicable as provisions for the items specified in (b) have not been made and the Merger does not involve the exchange of debt securities of the Company for Common Stock.


                  ITEM 14. FINANCIAL INFORMATION.

                  (a) The information set forth in the Proxy Statement under "SELECTED FINANCIAL DATA," and the information set forth in page 37 through 58 of the BT Office Products International, Inc. Annual Report on Form 10-K for the year ended December 31, 1997, filed as exhibit

(g) hereto is incorporated herein by reference. Exhibit (g) is expressly incorporated herein by reference pursuant to General Instruction D to Schedule 13-E-3.

                  (b) This item is not applicable as pro form data showing the specified effects of the Merger is not material.


                  ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

                  (a) The information set forth in the Proxy Statement under "SUMMARY," "THE SPECIAL MEETING," "SPECIAL FACTORS - Purpose and Structure of the Merger," " -- Plans for the Company after the Merger," "FINANCING THE MERGER" and "FEES AND EXPENSES" is incorporated herein by reference.

                  (b) This item is not applicable as no persons, other than officers, directors and employees of the Company, will be compensated for making solicitations or recommendations in connection with the Merger.


                  ITEM 16. ADDITIONAL INFORMATION.

                  Additional information concerning the Rule 13e-3 transaction is set forth in the Proxy Statement and the Annexes thereto, a copy of which is attached hereto as Exhibit (d)(1).


                  ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

                  (b) (1) Opinion, dated June 2, 1998, of BT Wolfensohn (included as Annex II to the Proxy Statement filed as Exhibit (d)(1) hereto).

                  (b) (2) Presentation of BT Wolfensohn to the Board of Directors of BT Office Products International, Inc., dated May 29, 1998.*

                  (c) (1) Agreement and Plan of Merger dated as of June 2, 1998 among BT Office Products International, Inc., NV Koninklijke KNP BT, KNP BT International, B.V. and BT OPI Acquisition Corp. (included as Annex I to the Proxy Statement filed as Exhibit (d)(1) hereto).

                  (c) (2) Exchange Agreement between NV Koninklijke KNP BT and BT Office Products International, Inc. dated as of June 30, 1995, incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the Company's Registration Statement on Form S-1 (File No. 33-92124) as filed with the Securities and Exchange Commission on July 7, 1995.

                  (c) (3) Registration Rights Agreement dated as of June 15, 1995 by and among NV Koninklijke KNP BT, Buhrmann-Tetterode International B.V., and BT Office Products International, Inc., incorporated by reference to Exhibit
10.2 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 33-92124) as filed with the Securities and Exchange Commission on June 22, 1995.



-------------------------

*Filed June 19, 1998.

                  (c) (4) Underwriting Agreement, incorporated by reference to
Exhibit 1.1 to Amendment No. 2 to the Company's Registration Statement on Form S-1 (File No. 33-92124) as filed with the Securities and Exchange Commission on July 7, 1995

                  (d) (1) Letter to Stockholders, Notice of Special Meeting of Stockholders, Preliminary Proxy Statement, with Annexes.

                  (e) Section 262 of the Delaware General Corporation Law (included as Annex III to the Proxy Statement filed as Exhibit (d)(1) hereto).

                  (g) Pages 37 through 58 of the BT Office Products International, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.*


--------
*Filed June 19, 1998.

                                    SIGNATURE

                  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


August 14, 1998

                            BUHRMANN NV
                           (formerly NV Koninklijke KNP BT)



                           By: /s/ Frans H.J. Koffrie
                              --------------------------------
                                Frans H.J. Koffrie
                                Member Executive Board


                           BUHRMANN INTERNATIONAL B.V.
                           (formerly KNP BT International B.V.)



                           By: /s/ Frans H.J. Koffrie
                              --------------------------------
                                 Frans H.J. Koffrie
                                Director


                           BT OPI ACQUISITION CORP.


                           By: /s/ Harry G. Vreedenburgh
                              --------------------------------
                                Harry G. Vreedenburgh
                                Vice President


                           BT OFFICE PRODUCTS INTERNATIONAL, INC.


                           By: /s/ Richard C. Dubin
                              --------------------------------
                                Richard C. Dubin
                                Executive Vice President

                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

(b)(1) Opinion, dated June 2, 1998, of BT Wolfensohn (included as Annex II to the Proxy Statement filed as Exhibit (d)(1) hereto).

(b)(2) Presentation of BT Wolfensohn to the Board of Directors of BT Office Products International, Inc, dated May 29, 1998.*

(c)(1) Agreement and Plan of Merger dated as of June 2, 1998 among BT Office Products International, Inc., NV Koninklijke KNP BT, KNP BT International, B.V. and BT OPI Acquisition Corp. (included as Annex I to the Proxy Statement filed as Exhibit
                  (d)(1) hereto).

(c)(2) Exchange Agreement between NV Koninklijke KNP BT and BT Office Products International, Inc. dated as of June 30, 1995, incorporated by reference to Exhibit 2.1 to Amendment No. 2 to the Issuer's Registration Statement on Form S-1 (File No. 33-92124) as filed with the Securities and Exchange Commission on July 7, 1995.

(c)(3) Registration Rights Agreement dated as of June 15, 1995 by and among NV Koninklijke KNP BT, Buhrmann-Tetterode International B.V., and BT Office Products International, Inc., incorporated by reference to Exhibit 10.2 to Amendment No. 1 to the Issuer's Registration Statement on Form S-1 (File No. 33-92124) as filed with the Securities and Exchange Commission on June 22, 1995.

(c)(4)            Underwriting Agreement, incorporated by reference to Exhibit
                  1.1 to Amendment No. 2 to the Issuer's Registration Statement on Form S-1 (File No. 33-92124) as filed with the Securities and Exchange Commission on July 7, 1995

(d)(1) Letter to Stockholders, Notice of Special Meeting of Stockholders, Proxy Statement, with Annexes for Special Meeting.

(e) Section 262 of the Delaware General Corporation Law (included as Annex III to the Proxy Statement filed as Exhibit (d)(1) hereto).

(g) Pages 37 through 58 of the BT Office Products International, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.*




*Filed June 19, 1998.


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